Sub-Item 77Q1(e)

                                 AMENDMENT NO. 3
                                       TO
            MASTER INTERGROUP SUB-ADVISORY CONTRACT FOR MUTUAL FUNDS

     This Amendment dated as of February 12, 2010, amends the Master Intergroup Sub-Advisory Contract for Mutual Funds (the "Contract"), dated May 1, 2008, between Invesco Advisers, Inc. (the "Adviser"), on behalf of AIM Investment Funds, and each of Invesco Trimark Ltd., Invesco Asset Management Deutschland GmbH, Invesco Asset Management Limited, Invesco Asset Management (Japan) Ltd., Invesco Australia Limited, Invesco Hong Kong Limited, and Invesco Senior Secured Management, Inc. (each a "Sub-Adviser" and, collectively, the "Sub-Advisers").

                                   WITNESSETH:

     WHEREAS, the parties desire to amend the Contract to add the following series portfolios - Invesco Alternative Opportunities Fund, Invesco Commodities Strategy Fund, Invesco FX Alpha Plus Strategy Fund, Invesco FX Alpha Strategy Fund, Invesco Global Advantage Fund, Invesco Global Dividend Growth Securities Fund, Invesco Health Sciences Fund, Invesco International Growth Equity Fund, Invesco Pacific Growth Fund, Invesco Van Kampen Emerging Markets Fund, Invesco Van Kampen Global Bond Fund, Invesco Van Kampen Global Equity Allocation Fund, Invesco Van Kampen Global Franchise Fund, Invesco Van Kampen Global Tactical Asset Allocation Fund, Invesco Van Kampen International Advantage Fund and Invesco Van Kampen International Growth Fund;

     NOW, THEREFORE, the parties agree as follows;

     1. Exhibit A to the Contract is hereby deleted in its entirety and replaced with the following:

                                   "EXHIBIT A

          AIM Balanced-Risk Allocation Fund
          AIM China Fund
          AIM Developing Markets Fund
          AIM Global Health Care Fund
          AIM International Total Return Fund
          AIM Japan Fund
          AIM LIBOR Alpha Fund
          AIM Trimark Endeavor Fund
          AIM Trimark Fund
          AIM Trimark Small Companies Fund
          Invesco Alternative Opportunities Fund
          Invesco Commodities Strategy Fund
          Invesco FX Alpha Plus Strategy Fund
          Invesco FX Alpha Strategy Fund
          Invesco Global Advantage Fund
          Invesco Global Dividend Growth Securities Fund
          Invesco Health Sciences Fund
          Invesco International Growth Equity Fund
          Invesco Pacific Growth Fund
          Invesco Van Kampen Emerging Markets Fund

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          Invesco Van Kampen Global Bond Fund
          Invesco Van Kampen Global Equity Allocation Fund
          Invesco Van Kampen Global Franchise Fund
          Invesco Van Kampen Global Tactical Asset Allocation Fund Invesco Van Kampen International Advantage Fund
          Invesco Van Kampen International Growth Fund"

     2. All other terms and provisions of the Contract not amended shall remain in full force and effect.


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

          IN WITNESS WHEREOF, the parties hereto have caused this Contract to be executed by their officers designated as of the day and year first above written.

                                        INVESCO ADVISERS, INC.

                                        Adviser


                                        By: /s/ John M. Zerr
                                            ------------------------------------
                                        Name: John M. Zerr
                                        Title: Senior Vice President


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

                                        INVESCO TRIMARK LTD.

                                        Sub-Adviser


                                        By: /s/ Julianna Ahn
                                            ------------------------------------
                                        Name: Julianna Ahn
                                        Title: Assistant Secretary


                                        By: /s/ Theo Heldman
                                            ------------------------------------
                                        Name: Theo Heldman
                                        Title: Vice President, Fund Accounting
                                               & EFO, Funds

                                    INVESCO ASSET MANAGEMENT DEUTSCHLAND GMBH

                                    Sub-Adviser


                                    By: /s/ Karl George Bayer and Jens Langewand
                                        ----------------------------------------
                                    Name: Karl George Bayer and Jens Langewand
                                    Title: Managing Directors


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

                                        INVESCO ASSET MANAGEMENT LIMITED

                                        Sub-Adviser


                                        By: /s/ Michelle Moran
                                            ------------------------------------
                                        Name: Michelle Moran
                                        Title: Head of Legal for UK & Ireland

                                        INVESCO ASSET MANAGEMENT (JAPAN) LTD.

                                        Sub-Adviser


                                        By: /s/ Masakazu Hasegawa
                                            ------------------------------------
                                        Name: Masakazu Hasegawa
                                        Title: Managing Director

                                        INVESCO AUSTRALIA LIMITED

                                        Sub-Adviser


                                        By: /s/ Mark Yesberg and Ian Coltman
                                            ------------------------------------
                                        Name: Mark Yesberg and Ian Coltman
                                        Title: Head of Product & Management and
                                               Head of Legal

                                        INVESCO HONG KONG LIMITED

                                        Sub-Adviser


                                        By: /s/ Anna Tong and Gracie Liu
                                            ------------------------------------
                                        Name: Anna Tong and Gracie Liu
                                        Title: Directors

                                        INVESCO SENIOR SECURED MANAGEMENT, INC.

                                        Sub-Adviser


                                        By: /s/ Jeffrey Kuper
                                            ------------------------------------
                                        Name: Jeffrey Kuper
                                        Title: Secretary & General Counsel


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